UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2010

Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 856-2443

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2010, Stoneridge, Inc. (the “Company”) and certain members of, or trustees of trusts for the benefit of members of, the D.M. Draime family, as identified below, including Jeffrey P. Draime, a member of the Company’s Board of Directors, in his capacity as trustee over various trusts (collectively, the “Selling Shareholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”), relating to the sale of 8,846,335 Company Common Shares, without par value, owned by the Selling Shareholders to the Underwriter in a registered secondary public offering. In the Underwriting Agreement, the Selling Shareholders also agreed to sell to the Underwriter, at the option of the Underwriter, an aggregate of not more than 1,326,950 Company Common Shares to cover over-allotments, if any.

The Selling Shareholders are:

Cecile M. Draime, Trustee under the	Jeffrey P. Draime, Trustee under the
David M. Draime Irrevocable Trust Under	Jeffrey P. Draime Living Trust dated
Agreement dated June 4, 2003	December 28, 1990, as amended

Jeffrey P. Draime, Successor Trustee under the	Jeffrey P. Draime, Trustee under the Scott N.
D. Max Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated April 10, 1995 for the benefit of	dated December 23, 1996 for the benefit of
Scott N. Draime	Elizabeth Draime

Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Trustee under the Scott N.
Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated December 23, 1996 for the benefit of	dated December 23, 1996 for the benefit of
Stephanie Draime	Jennifer Draime

Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Successor Trustee under
Draime Dynasty Trust Under Agreement	the Rebecca M. Gang Dynasty Trust Under
dated December 23, 1996 for the benefit of	Agreement dated March 28, 1997 for the
Alexandra Draime	benefit of Hannah Marie Gang

Jeffrey P. Draime, Successor Trustee under	Rebecca M. Gang
the Rebecca M. Gang Dynasty Trust Under
Agreement dated March 28, 1997 for the
benefit of Sarah Irene Gang

Scott N. Draime, Successor Trustee under	Scott N. Draime, Successor Trustee under
the D. Max Draime Dynasty Trust Under	the D. Max Draime Dynasty Trust Under
Agreement dated April 10, 1995 for the	Agreement dated April 10, 1995 for the
benefit of Jeffrey P. Draime	benefit of Rebecca M. Gang

Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of David Alexander Draime	for the benefit of Lilia Christine Draime

Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of Mary Cecile Draime	for the benefit of Joseph Richard Draime

The public offering of the Company Common Shares has been conducted pursuant to the Company’s registration statement on Form S-3 (File No. 333-169800), which was declared effective by the Securities and Exchange Commission on November 2, 2010.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and the foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01	Regulation FD Disclosure.

On November 3, 2010, the Company issued a press release announcing the pricing of the secondary public offering by the Selling Shareholders pursuant to the Underwriting Agreement of Company Common Shares at $10.75 per share, less underwriting commissions and discounts. The Company will not receive any proceeds from the offering. The press release announcing this matter is attached as Exhibit 99.1 hereto.

On November 3, 2010, the Underwriter notified the Selling Shareholders and the Company that the Underwriter had exercised its option under the Underwriting Agreement to purchase an additional 1,326,950 Company Common Shares from the Selling Shareholders to cover over-allotments. The press release announcing this matter is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

1.1
Underwriting Agreement, dated November 2, 2010, by and among the Company, certain members of, or trustees of trusts for the benefit of members of, the D.M. Draime family, as identified in Schedule A thereto, and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Baker & Hostetler LLP with respect to the legality of the shares.
23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1).
99.1	Press release dated November 3, 2010, announcing the pricing of secondary offering.
99.2	Press release date November 4, 2010, announcing exercise of over-allotment option in secondary offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: November 4, 2010	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

1.1
Underwriting Agreement, dated November 2, 2010, by and among the Company, certain members of, or trustees of trusts for the benefit of members of, the D.M. Draime family, as identified in Schedule A thereto, and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Baker & Hostetler LLP with respect to the legality of the shares.
23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1).
99.1	Press release dated November 3, 2010, announcing the pricing of secondary offering.
99.2	Press release date November 4, 2010, announcing exercise of over-allotment option in secondary offering.